UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2010

Thrive World Wide, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0001333675	20-2725030
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

638 Main St, Lake Geneva, WI	53147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 631-786-4450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

TABLE OF CONTENTS

Item 8.01. Other Events

Item 9.01. Exhibits

SIGNATURES

Exhibit Index

Section 8 – Others

On February 3, 2010, Thrive World Wind, Inc., announced that it is entering into a LOI with Jarish, Inc., a California based couponing company.  This merger will enhance the ability of TWWI to offer additional specialty services through the electronic media venue that they will provide.  The Company believes that it will be able to provide a unique end-to-end vertical solution that will accommodate content creation and distribution to a broad segment of the market via the Internet.   This is part of the current business plan and the LOI with Jarish, Inc.  is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2010

Thrive World Wide, Inc.

	By:	/s/ Andrew J. Schenker
Andrew J. Schenker, CEO.

Exhibit
Number	Description